                                                                      EXHIBIT 13

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F of Gaming Ventures plc
(the "Company") for the period ended December 31, 2008 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Date: June 25, 2009        By: /s/ Shimon Citron
                                     ------------------------
                                     Shimon Citron, Chief Executive Officer

          Date: June 25, 2009        By: /s/ Jacob Bar-Shalom
                                     ------------------------
                                     Jacob Bar-Shalom, Chief Financial Officer